UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Her Imports

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AMENDMENT NO. 1 TO PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (the “Amendment”) is being filed to amend the definitive proxy statement of Her Imports (“Her Imports” or the “Company”) for its 2017 Annual Meeting of Stockholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on November 13, 2017, in order to change the meeting date and correct the original Proxy Statement. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The Amendment clarifies the address where the 2017 Annual Meeting will be held, the date of the Annual Meeting, the number of shares of Common Stock of the Company available for purchase by Cabello Real Ltd., and the effect of a reverse split on the shares of Common Stock of the Company available for purchase by Cabello Real Ltd.

Her Imports

8250 W. Charleston Blvd., Suite 110

Las Vegas, NV 89117

(702) 544-0195

To the shareholders of Her Imports:

We are pleased to invite you to attend the 2017 Annual Meeting of the Shareholders (the “Annual Meeting”) of Her Imports, a Nevada corporation (“Her Imports” or the “Company”), which will be held at 10:00 a.m., local time on December 18, 2017 at 1180 N. Town Center Dr., Suite 100, Las Vegas, NV 89144, for the following purposes:

1. To elect members to Her Imports’ Board of Directors;

2. To approve an amendment to Her Imports’ Articles of Incorporation to effect a proposed reverse stock split;

3. To approve an amendment to Her Imports’ Articles of Incorporation to increase the authorized number of shares of preferred stock;

4. To ratify Her Imports’ 2017 Equity Incentive Plan;

5. To ratify the dividends paid to Cabello Real Ltd., the Company’s principal shareholder in spite of scrivener’s errors;

6. To approve the Her Imports’ named executive officer compensation;

7. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on Her Imports’ named executive officer compensation should be held every one, two or three years; and

8. To transact such other business as may properly come before the Annual Meeting.

Her Imports Board of Directors (the “Board”) has fixed the close of business on October 20, 2017 as the date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 18, 2017. This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:45 p.m. Shares can be voted at the meeting only if the holder is present in person or by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Barry Hall
Barry Hall
Chief Executive Officer

Dated: November 27, 2017

AMENDMENT NO. 1 TO PROXY STATEMENT FOR 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2017

1. Her Imports, (the “Company”) is clarifying that the 2017 Annual Meeting will be held at 10:00 a.m., local time on December 18, 2017 at 1180 N. Town Center Dr., Suite 100, Las Vegas, NV 89144. 1180 N. Town Center Dr., Suite 100, Las Vegas, NV 89144. is not a Regus PLC location as stated in the Proxy Statement.

2. In order to comply with the requirements for mailing this Amendment to the Company’s shareholders the 2017 Annual Meeting will take place on December 18, 2017.

3. In the original Proxy Statement, the Company disclosed that Cabello Real Ltd. has the right to purchase up to 4.5 million shares of common stock under an MIP Agreement dated June 27, 2014. Earlier this year, Cabello Real Ltd. acquired the rights of the original counter party to the MIP Agreement. The 4.5 million share number assumed that the Company’s one-for-two reverse stock split caused a 50% reduction in the 9 million shares remaining to be purchased. Because the MIP Agreement is silent in the event of a future forward or reverse stock split the Company’s counsel has advised it that it was an error to adjust the number. Additionally, the Company’s Vice President of Finance, Mr. Matthew Wise, was added to the beneficial ownership table.

The correct beneficial ownership table follows. Shareholders should disregard the table in the Proxy Statement:

Voting securities and principal holders thereof

The following table sets forth the number of shares of Her Imports’ common stock beneficially owned as of the Record Date by (i) those persons known by Her Imports to be owners of more than 5% of its common stock, (ii) each director and director nominee, (iii) the Named Executive Officers (as disclosed in the Summary Compensation Table), and (iv) Her Imports’ executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: Her Imports, 8250 W. Charleston Blvd., Suite 110, Las Vegas, NV 89117 Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Named Executive Officers:
Common Stock	Mr. Barry Hall	375,000	1.5%
Common Stock	Tolanda Shorter (2)	100,000	*
Common Stock	Denis Betsi	0	*
Common Stock	Matthew Wise	0	*

Non-Officer Directors:
Common Stock	Aric Perminter (2) (3)	50,000	*
Common Stock	Alex Wong (2) (3)	50,000	*
Common Stock	Karen MacDonald (2) (3)	50,000	*
Common Stock	Faisal Razzaqi (2) (3)	50,000	*
Common Stock	All directors and executive officers as a group (8 persons)	675,000	2.7%

5% Shareholders:
Common Stock	Cabello Real Ltd. (4)	16,500,000	48.7%
Common Stock	Cabello Real FZE (4)	7,636,170	30.6%
Common Stock	Leader Act Ltd HK (5)	4,972,951	19.9%

* indicates less than 1%

(1)	Based on 24,899,794 shares of common stock issued and outstanding as of the Record Date plus shares that can be acquired within 60 days. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, Her Imports believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)	Represents shares issuable pursuant to stock options.

(3)	A current director.

(4)	Cabello Real Ltd is located at Level 23 Boulevard Plaza Tower 2 Emaar Boulevard, Dubai, United Arab Emirates Cabello Real FZE is located at Business Center, Al Shmookh Building, UAQ Free Trade Zone, Umm Al Quwain, United Arab Emirates. Mr. Jonathan Terry has control over the shares held in the name of Cabello Real Ltd. and Cabello Real FZE. Additionally, Cabello Real Ltd. owns 5 million shares of non-voting callable preferred stock and has the right in the future to purchase up to 9,000,000 shares of common stock at $0.05 per share under the MIP Agreement.

(5)	Leader is located at 3212 East 21st Avenue, Vancouver, British Columbia V5M 2X2, Canada. Mr. Aymen Boughanmi has voting control over the shares held in the name of Leader.

4. The following is added at the end of proposal 2 to clarify that Cabello Real Ltd.’s right to purchase up to 9,000,000 shares of common stock under the MIP Agreement is not subject to anti-dilution measures.

Cabello Real Ltd.’s right to purchase up to 9,000,000 shares of common stock at $0.05 per share under the MIP agreement will not be reduced or diluted in accordance with any Reverse Stock Split. This means that Cabello’s Real Ltd. may receive the ability to proportionally acquire significantly more shares than it currently has. This could permit Cabello Real Ltd. to control the Company and take complete control of the Company. As such, Cabello Real Ltd. has a personal interest in voting for any of the reverse split ratios.